                                                                    EXHIBIT 5.1

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------
A. INFORMATION REGARDING  THE  YAMAHA MOTOR MASTER  TRUST

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period ..................................................... 456,831,968.51

2.  Aggregate amount of Collections during the preceding
    Collection Period ............................................................... 141,085,057.65

    a) Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts........................................... 139,689,170.00

    b) Finance Charge collections....................................................   1,395,887.65

    c) Cash Adjustment Payments......................................................       0.00

    d) Cash Transferor Deposit Amounts...............................................       0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
    preceding Collection Period......................................................       6,874.01

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
    Collection Period................................................................   5,252,023.59

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
    Collection Period................................................................        0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period.................................................. 148,263,459.49

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period................................................................ 460,147,360.40

8.  The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was ................................................. 449,979,488.98

9.  The aggregate amount of Principal Collections during the preceding Collection Period was.................................................. 134,232,578.12

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was............................................................       6,770.90

11. The aggregate Trust Principal Component as of the end of the preceding Collection Period was ................................................. 453,245,149.99

12. The aggregate amount of Yield Collections during the preceding
    Collection Period was............................................................   6,852,479.53

13. The Discount Factor during the preceding Collection Period was ..................       1.50%

14. The Monthly Payment Rate during the preceding Collection Period was .............      30.88%

15. Defaulted Receivables ([charged-off receivables less recoveries] x
    [1-Discount rate]) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the beginning
    of the preceding Collection Period, were.........................................       0.02%

16. "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were...............................       3.67%

                                       1

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------
B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                  Series           Series          Series
                                                  1999-1           1995-1          1998-1          Aggregate
                                              --------------   --------------   -------------   --------------
1. Aggregate Invested Amount and Pool
   Factor as of the beginning of the
   preceding Collection Period

   a) Class A Invested Amount ............... 200,000,000.00   100,000,000.00    20,000,000.00   320,000,000.00
      Class A Percentage (% of
       Invested Amount)......................     85.50%           82.00%            88.50%          84.55%
      Series 1998-1 Commercial
       Paper Principal Component.............       --                --         20,000,000.00    20,000,000.00
      Series 1998-1 APA Bank
       Loan Balance..........................       --                --              0.00             0.00

   b) Less Principal Funding Account or
      Capitalized Interest Account (1998-1
      only)..................................      0.00             0.00           500,000.00        500,000.00

   c) Equals Class A Adjusted Invested
       Amount................................ 200,000,000.00   100,000,000.00    19,500,000.00   319,500,000.00

   d) Class B Invested Amount................  14,035,000.00    21,951,219.51     2,598,870.06    38,585,089.57
      Class B Percentage (% of
       Invested Amount)......................      6.00%           18.00%             11.50%          10.20%

   e) Class C Invested Amount (Series 1999-1)  19,883,041.00          --                 --       19,883,041.00
      Class C Percentage (% of Invested
      Amount) (Series 1999-1)................      6.00%              --                 --            5.25%

   f) Aggregate Invested Amount.............. 233,918,041.00   121,951,219.51   22,598,870.06     378,468,130.57

   g) Class A Pool Factor....................   1.0000000         1.0000000              --

   h) Class B Pool Factor....................   1.0000000         1.0000000              --

   i) Class C Pool Factor....................   1.0000000             --                 --

2. Aggregate Invested Amount and Pool
   Factor as of the end of the preceding
   Collection Period

   a)  Class A Invested Amount .............. 200,000,000.00   100,000,000.00           0.00      300,000,000.00
       Class A Percentage (% of
        Invested Amount).....................    100.00%           100.00%              0.00%         100.00%
       Series 1998-1 Commercial Paper
        Principal Component..................      --                 --                0.00            0.00
       Series 1998-1 APA Bank Loan
        Balance..............................      --                 --                0.00            0.00
       Series 1998-1 balance of
        Undistributed Principal Collections..      --                 --                0.00            0.00
                                                                                        0.00            0.00
   b) Less Principal Funding Account or
       Capitalized Interest Account (1998-1
       only).................................     0.00                0.00              0.00            0.00

   c) Equals Class A Adjusted Invested Amount 200,000,000.00   100,000,000.00           0.00      300,000,000.00

   d) Class B Invested Amount................  14,035,000.00    21,951,219.51           0.00       35,986,219.51

   e) Class C Invested Amount (Series 1999-1)  19,883,041.00          --                 --        19,883,041.00

   e) Invested Amount........................ 233,918,041.00   121,951,219.51           0.00      355,869,260.51

   f) Class A Pool Factor....................   1.0000000         1.0000000              --

   g) Class B Pool Factor....................   1.0000000         1.0000000              --

   h) Class C Pool Factor (Series 1999-1)....   1.0000000             --                 --

                                                              % Trust Principal
                                                  $ Amount         Component
                                               -------------       ----------
3. Transferor Interest as of the beginning
   of the preceding Collection Period........  71,511,358.41         15.89%

   a) Special Funding Account as of
      the beginning of the preceding
      Collection Period......................       0.00              0.00%

4. Available Subordinated Amount as of
   the beginning of the preceding
   Collection Period.........................       0.00              0.00%

5. Average Class A Invested Amount........... 200,000,000.00   100,000,000.00   9,032,258.06   309,032,258.06
   Average Class B Invested Amount...........  14,035,000.00    21,951,219.51   1,173,683.24    37,159,902.76
   Average Class C Invested Amount...........  19,883,041.00           --            --         19,883,041.00
                                              233,918,041.00   121,951,219.51  10,205,941.30   366,075,201.82

                                       2

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
   TRANSFEROR AMOUNT, Cont...
                                                                                    % Trust
                                                                                   Principal
                                                                   Amount          Component
                                                               -------------       --------
6.  Transferor Interest as of the end of
     the preceding Collection Period.........................  97,375,889.48        21.48%

    a) Special Funding Account as of the
       end of the preceding Collection Period................       0.00             0.00%

7.  Available Subordinated Amount as of the
     end of the preceding Collection Period..................       0.00             0.00%

8.  Minimum Transferor Percentage (net of
     Available Subordinated Amount) as of the
     end of the preceding Collection Period.................  54,389,418.00        12.00%

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1999-1 Investor Percentage...........................      51.98%
Series 1995-1 Investor Percentage...........................      27.10%
Series 1998-1 Investor Percentage...........................       2.27%
Transferor Percentage.......................................      18.65%
                                                                 100.00%
2. Fixed Allocation Percentage

Series 1999-1 Investor Percentage...........................      NA
Series 1995-1 Investor Percentage...........................      NA
Series 1998-1 Investor Percentage...........................      NA
Transferor Percentage.......................................      NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1999-1................  3,562,203.67
Yield Collections allocable to Series 1995-1................  1,857,125.17
Yield Collections allocable to Series 1998-1................    155,420.43
Aggregate Investor Yield Collections .......................  5,574,749.27
Yield Collections allocable to the Transferor...............  1,277,730.26
Total allocable Yield Collections...........................  6,852,479.53

4. Allocation of Special Funding Account
   Income (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1...     0.00
Special Funding Account Income allocable to Series 1995-1...     0.00
Special Funding Account Income allocable to Series 1998-1...     0.00
Aggregate Investor Special Funding Account Income...........     0.00
Special Funding Account Income allocable to the Transferor..     0.00
Total allocable Special Funding Account Income..............     0.00


"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont...

                                                                   $ Amount
5. Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default Amount)...       3,519.80
Defaults allocable to Series 1995-1 (Investor Default Amount)...       1,835.02
Defaults allocable to Series 1998-1 (Investor Default Amount)...         153.57
Aggregate Investor Default Amount...............................       5,508.38
Defaults allocable to the Transferor............................       1,262.52
Total allocable Defaults........................................       6,770.90

6. Allocation of Principal Collections

Principal Collections allocable to Series 1999-1................  69,779,673.26
Principal Collections allocable to Series 1995-1................  36,379,050.60
Principal Collections allocable to Series 1998-1................   6,741,428.59
Aggregate Investor Principal Collections........................ 112,900,152.45
Principal Collections allocable to the Transferor...............  21,332,425.68
Total allocable Principal Collections........................... 134,232,578.12

7. Allocation of Collection Account Income (allocated and distributed to Series 1991-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1 ..........        0.00
Collection Account Income allocable to Series 1995-1 ..........        0.00
Collection Account Income allocable to Series 1998-1 ..........        0.00
Aggregate Investor Collection Account Income...................        0.00
Collection Account Income allocable to the Transferor .........        0.00
Total allocable Collection Account Income......................        0.00


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                        Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                        -------------    -------------   -------------     -----------
1. Yield Collections (including ""finance
   charges'') allocable to Series 1999-1, Series
   1995-1 and Series 1998-1 during the preceding
   Collection Period were..............................  3,562,203.67     1,857,125.17     155,420.43      5,574,749.27

2. Principal Funding Account investment income during
   the preceding Collection Period was.................       0.00            0.00              --            0.00

3. Special Funding Account investment income allocable
   to Series 1999-1, Series 1995-1 and Series 1998-1
   during the preceding Collection Period were.........       0.00            0.00             0.00           0.00

4. Collection Account investment income allocable to
   Series 1999-1, Series 1995-1 and Series 1998-1
   during the preceding Collection Period were.........       0.00            0.00             0.00           0.00

5. Capitalized Interest Account Investment and
   Interest income (allocable to Series 1998-1 only)
   during the preceding Collection Period was..........        --              --              0.00           0.00

6. Total Yield Funds allocable to Series 1999-1,
   Series 1995-1 and Series 1998-1 during the
   preceding Collection Period were...................   3,562,203.67     1,857,125.17     155,420.43      5,574,749.27

   a. Total Yield Funds allocable to Series 1999-1,
      Series 1995-1 and Series 1998-1 as an annual
      percentage of the Invested Amount as of the
      beginning of the preceding Collection Period
      were.............................................      18.27%          18.27%          18.27%           18.27%

                                       4

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and
INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 1995-1 AND SERIES 1998-1

                                                        Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                        -------------    -------------   -------------     -----------

1.  Total Yield Funds allocable to Series 1999-1,
    Series 1995-1 and Series 1998-1...................   3,562,203.67     1,857,125.17     155,420.43     5,574,749.27

2.  Plus Draw on Capitalized Interest Account
    (for Series 1998-1 only)..........................        --                --               0.00             0.00

3.  Total Yield Funds allocable to Series 1999-1,
    Series 1995-1 and Series 1998-1, including draw
    on Capitalized Interest Account for Series 19981..   3,562,203.67     1,857,125.17     155,420.43     5,574,749.27

4.  Less Class A Monthly Interest paid................     974,131.94       516,666.67      42,485.59     1,533,284.20

Actual 360 Accrual Day Count                                   31
    Class A Certificate Rate..........................       5.656%           6.200%         5.462%
    Class B Certificate Rate..........................       5.886%           6.450%         5.906%
    Class C Certificate Rate..........................       5.886%             --             --
     -  LIBOR Index Rate (applicable to Series
         1999-1 only).................................       5.406%             --             --
     -  CP Rate (applicable to Series
         1998-1 only).................................         --               --            5.462%
     -  Euro Dollar Rate (applicable to Series
         1998-1 only).................................         --               --            5.906%
     -  Base Rate (applicable to Series 1998-1 only)..         --               --            8.750%

5.  Less Class A Past Due Monthly Interest paid.......         0.00             0.00           0.00            0.00

6.  Less Class B Monthly Interest paid................       71,139.42      117,987.80       5,969.28       195,096.50

7.  Less Class B Past Due Monthly Interest paid.......         0.00            0.00            0.00            0.00

8.  Less Class C Monthly Interest paid (Series
    1999-1 only)......................................     100,781.47           --               --         100,781.47

9.  Less Class C Past Due Monthly Interest paid
    (Series 1999-1 only)..............................         0.00             --               --            0.00

10. Less [program] Fees paid (applicable to
    Series 1998-1 only)...............................          --              --          11,377.43        11,377.43

11. Less Past Due Program Fees paid
    (Series 1998-1 only)..............................          --              --             0.00            0.00

12. Less Monthly Servicing Fee paid...................       389,863.40     203,252.03      17,009.90       610,125.34

13. Less Past Due Monthly Servicing Fee paid..........         0.00             0.00           0.00            0.00

14. Less Reimbursement of previously unreimbursed
    Class A Charge-Offs...............................         0.00             0.00           0.00            0.00
    (distributed as Excess Principal during
    the Revolving Period)

15. Plus Reallocated Transferor Principal.............         0.00             0.00           0.00            0.00

16. Less Investor Default Amount......................       3,519.80         1,835.02         153.57         5,508.38
    (Excess Principal during the Revolving
    Period)

17. Less Interest on previously unreimbursed
    Class B Charge-Offs...............................          0.00           0.00            0.00            0.00

18. Less Reimbursement of previously unreimbursed
    Class B Charge-Offs...............................           0.00          0.00            0.00            0.00
    (Excess Principal during the Revolving Period)

19. Equals Remaining Yield Funds allocable to
    Series 1999-1, Series 1995-1
    (including draw on Capitalized Interest Account
    for Series 1998-1)................................    2,022,767.64    1,017,383.65    78,424.65    3,118,575.94

""Regular'' Distribution Date:
     15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
""Actual'' Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                 31-Oct-99
     15-Nov-99
----------------------------------------------------------------------------------------------------------------------------------
F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS
TO SERIES 1999-1, SERIES 1995-1 and SERIES 1998-1

                                                        Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                        -------------    -------------   -------------     -----------

1.  Class A Monthly Interest shortfall during the
    preceding Collection Period.......................       0.00            0.00            0.00              0.00

2.  Class B Monthly Interest shortfall during the
    preceding Collection Period.......................       0.00            0.00            0.00              0.00

3.  Class C Monthly Interest shortfall preceding
    Collection Period (Series 1999-1).................       0.00              --             --               0.00

4.  Monthly Servicing Fee shortfall during the
    preceding Collection Period.......................       0.00            0.00            0.00              0.00

5.  Monthly Program Fees shortfall during the
    preceding Collection Period.......................        --               --            0.00              0.00

6.  Class A Investor Charge-Offs during the
    preceding Collection Period.......................       0.00             0.00           0.00              0.00

7.  Class B Investor Charge-Offs during the
    preceding Collection Period.......................       0.00             0.00           0.00              0.00

8.  Class C Investor Charge-Offs preceding Collection
    Period (Series 1999-1)............................       0.00              --             --               0.00

9.  Cumulative Unreimbursed Class A Investor
    Charge-Offs.......................................       0.00             0.00           0.00              0.00

10. Cumulative Unreimbursed Class B Investor
    Charge-Offs.......................................       0.00             0.00           0.00              0.00

11. Cumul. Unreimbursed Class C Investor Charge-Offs
    (Series 1999-1)..................................        0.00              --             --               0.00

12. Cumulative Reallocated Transferor Principal......        0.00             0.00           0.00              0.00

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

                                                         Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                         -------------    -------------   -------------     -----------
1. Available Principal Funds (funds on deposit
   in the Collection Account for principal
   distribution)

   a) Remaining Yield Funds allocable to Series
      1999-1, Series 1995-1 and Series 1998.............      0.00             0.00            0.00              0.00
      (distributed to Transferor during
      Revolving Period)

   b) Principal Collections allocable to 1999-1,
      1995-1 and 1998-1.................................  69,779,673.26   36,379,050.60    6,741,428.59    112,900,152.45

   c) Investor Defaults................................        3,519.80        1,835.02          153.57          5,508.38

   d) Reallocated Transferor Principal.................         0.00             0.00            0.00              0.00

   e) Principal Collections allocable to the Transferor         0.00             0.00     21,332,425.68     21,332,425.68

   f) Balance of Special Funding Account
      (Undistributed Principal Collections)............         0.00             0.00            0.00           0.00
      (retained in Collection Account during the
       Revolving Period)

   g) Beginning balance of Undistributed Principal
      Collections......................................           --             --              0.00           0.00

      1)  CP Take-out from Series 1999-1 New
          Issue Proceeds ..............................           --             --              0.00           0.00

   h) Total Available Principal Funds (before
      allocation of Excess Principal)..................  69,783,193.05    36,380,885.62   28,074,007.83   134,238,086.50

   i) Excess Principal from Series 1999-1,
      Series 1995,1 and Series 1998-1..................         0.00           0.00      106,164,078.67   106,164,078.67
      1)  From Series 1999-1...........................         --             0.00       69,783,193.05    69,783,193.05
      2)  From Series 1995-1...........................         0.00            --        36,380,885.62    36,380,885.62
      3)  From Series 1998-1...........................         0.00           0.00             --              0.00

   j) Total Available Principal Funds (after
      Excess Principal)................................         0.00           0.00      134,238,086.50   134,238,086.50

2.  Principal Paid to Class A..........................         0.00           0.00       20,000,000.00    20,000,000.00

3.  Undistributed Principal Collections................          --             --            0.00              0.00

4.  Class B Monthly Principal..........................         0.00           0.00        2,598,870.06     2,598,870.06

5.  Class C Monthly Principal (Series 1999-1 only).....         0.00            --             --               0.00

6.  Excess Principal Collections.......................    69,783,193.05  36,380,885.62    5,475,137.78   111,639,216.45

7.  Series 1998-1 Additional Invested Amount...........         --              --            0.00              0.00

    a) Class A Additional Invested Amount..............         --              --            0.00              0.00

    b) Class B Additional Invested Amount..............         --              --            0.00              0.00

                                       7

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                         Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                         -------------    -------------   -------------     -----------
1.  Principal Funding Account amount as of the
    beginning of the preceding Collection Period.........     0.00             0.00            --               0.00

2   Plus Class A principal deposits made during the
    preceding Collection Period..........................     0.00             0.00            --               0.00

3.  Less principal withdrawals made during the
    preceding Collection Period..........................     0.00             0.00            --               0.00

4.  Principal Funding Account amount as of the
    end of the preceding Collection Period...............     0.00             0.00            --               0.00

5.  Principal Funding Account investment income
    during the preceding Collection Period...............     0.00             0.00            --               0.00

6.  Principal Funding Account investment rate
    during the preceding Collection Period..............      0.00%            0.00%           --               0.00%



I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                         Series 1999-1    Series 1995-1   Series 1998-1      Aggregate
                                                         -------------    -------------   -------------     -----------

Transferor Subordination Event ?.......................       NO                NO              NO

Required Transferor Subordination Amount...............        0                 0               0                 0

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount)...................     0.0000%           0.0000%         0.0000%

Available Subordinated Amount as of the end of
the preceding Collection Period.......................         0                 0               0                 0


                                                            Trigger           Actual       Subord. Event ?
Transferor Subordination Event Triggers                      Level             Level          (1=yes)

1. Minimum November through April Monthly Payment
   Rate (3-mo moving avg).............................       10.00%           30.78%              0

2. Minimum May through October Monthly Payment
   Rate (3-mo moving avg).............................       13.00%           30.78%              0

3. Maximum All-Terrain Vehicles (as % of Pool
   Balance)...........................................       36.00%           33.10%              0

4. Maximum other than motorcycles, scooters,
   water vehicles, all-terain vehicles, outboard
   and snow mobiles (as % of Pool Balance)............       10.00%            4.29%              0

5  Maximum Dealer ""holdbacks'' on non-sold
   products plus Sales Program Discounts..............        5.00%            0.38%              0

6. Maximum Fiscal Year New Accounts as a % of
   Beginning Fiscal Year Total Accounts...............        8.00%            5.85%              0

7. Maximum Fiscal Quarter New Accounts as a % of
   Beginning Fiscal Quarter Total Accounts............        5.00%            0.60%              0

8. Maximum Defaulted Receivables minus Recoveries
   plus Repossessions (as an Annual % of Pool
   Balance) (3-month moving average)..................        7.50%            0.76%              0

9. Maximum Single Dealer Concentration (as %
   Pool Balance)......................................        1.00%            0.56%             0

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
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

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1999-1 Early Amortization Event ? ........................     NO
Series 1995-1 Early Amortization Event ? ........................     NO
Series 1998-1 Early Amortization Event ? ........................     NO

                                                                                                Series       Series       Series
Early Amortization Event Triggers                                                 Trigger       1999-1       1995-1       1998-1
                                                                                  -------       ------       ------       ------
1.  a. Min Class C Invested Amt as a % of Series Inv Amt (Series 1999-1).........   8.25%       8.50%          NA            NA
    b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1995-1)....  17.50%         NA         18.00%          NA
    c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1)....  11.00%         NA           NA            NA

2. Max consecutive months that Special Funding Account may exceed $0.............    12

3. Minimum Transferor Interest ( ** note ** below)...............................  10.00%      19.33%        19.33%       19.33%

4. Minimum Transferor Interest (** note ** below) if "finance charge" yield
   (expressed as an annual percentage of the Pool Balance) is less than 6%.......  12.00%      19.33%        19.33%      19.33%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg).........  10.00%      30.78%        30.78%      30.78%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg)............  13.00%      30.78%        30.78%      30.78%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg)............................  11.00%       0.76%         0.76%       0.76%

8. Class B Invested Amount is less than Initial Class B Invested Amount
   for three consecutive periods.................................................             14,035,000   21,951,220       --





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** Note **:  For purposes of determining whether the  Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

Is the short term rating of DFS P-1 ?......................................................          NO
Balance of  10-day Overdrafts as of the end of the preceding Collection Period.............     9,921,842.90

Transferor Interest as of the end of the preceding Collection Period.......................     97,375,889.48
Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll. Period..      9,773,015.26
Adjusted Transferor Interest...............................................................     87,602,874.23
Adjusted Transferor Interest (% TPC).......................................................        19.33%
Minimum Transferor Interest................................................................     54,389,418.00

"Regular" Distribution Date:
       15-Nov-99                                           Yamaha Motor Master Trust                       Collection Period Ending:
"Actual" Distribution Date          6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1              31-Oct-99
       15-Nov-99
------------------------------------------------------------------------------------------------------------------------------------

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT


1.  Servicer Cash Collateral Account balance as of the beginning of the preceding Collection Period...............................................................  3,692,110.29

2.  Servicer Cash Collateral Account balance as of the end of the preceding Collection Period...............................................................  3,692,110.29

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period...............................................................      0.00

4.  Investment Income and Deposits to the Servicer Cash Collateral Account during the
    preceding Collection Period...............................................................      0.00


L. INFORMATION REGARDING DISTRIBUTIONS  TO SERIES 1999-1 Class A and B Certificates, 1995-1 Class A Certificates and
   1998-1 Class A Certificates

Series                 Amount           Explanation

  1999-1         $974,131.94         Class A Monthly Interest
  1999-1         $0.00               Class A Principal  *
  1999-1         $71,139.42          Class B Monthly Interest
  1999-1         $0.00               Class B Principal  *
  1995-1         $516,666.67         Class A Monthly Interest
  1995-1         $0.00               Class A Principal  **
  1998-1         $42,485.59          Class A Monthly Interest
  1998-1         $20,000,000.00      Class A Principal (Increase)/Reduction ***


*     Amount of Series 1999-1 Class A Principal deposited to Principal Funding $0.00
**   Amount of Series 1995-1 Class A Principal deposited to Principal Funding $0.00
***  Amount of  Series 19981-1 Undistributed Principal deposited to Collection $0.00


                                            NAME:              Kevin Fujimoto
                                                 -------------------------------------------
                                            TITLE:   Vice President & Secretary/Treasurer
                                                 -------------------------------------------